Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2007

Boston Properties, Inc.

Second Quarter 2007

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions, (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Second Quarter 2007

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-two individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President and Chief Financial Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of nine distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2007)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	134
Total Square Feet	42.7 million
Common Shares and
Units Outstanding (as converted)	141.7 million
Dividend—Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.66%
Total Market Capitalization	$20.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); BBB+ (S&P)

Boston Properties, Inc.

Second Quarter 2007

INVESTOR INFORMATION
Board of Directors		Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	President, Chief Financial Officer and Treasurer	Senior Vice President and Regional Manager of Princeton

Edward H. Linde	Alan J. Patricof	E. Mitchell Norville	Robert E. Pester
Chief Executive Officer and Director	Director, Chair of Audit Committee	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow	Richard E. Salomon	Raymond A. Ritchey	Robert E. Selsam
Director	Director, Chair of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Zoë Baird	Martin Turchin	Peter D. Johnston	Frank D. Burt
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, General Counsel

	David A. Twardock	Bryan J. Koop	Arthur S. Flashman
	Director	Senior Vice President and Regional Manager of Boston	Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Financial inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com

Investor or media inquiries should be directed to Kathleen DiChiara, Investor Relations Manager, at 617.236.3343 or kdichiara@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
High Closing Price	$119.47	$130.75	$118.00	$104.98	$91.55
Low Closing Price	$100.07	$109.72	$103.23	$91.26	$82.87
Average Closing Price	$112.73	$120.10	$109.59	$98.49	$87.43
Closing Price, at the end of the quarter	$102.13	$117.40	$111.88	$103.34	$90.40
Dividends per share—annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield—annualized (1)	2.66%	2.32%	2.43%	2.63%	3.01%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	141,666	141,642	141,099	140,435	140,291
Closing market value of outstanding shares and units (thousands)	$14,468,349	$16,628,771	$15,786,156	$14,512,553	$12,682,306

(1)	Excludes special dividend of $5.40 per share paid on January 30, 2007.

Timing
Quarterly results for 2007 will be announced according to the following schedule:

Third Quarter	Late October 2007
Fourth Quarter	Late January 2008

Boston Properties, Inc.

Second Quarter 2007

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
David Aubuchon	Anthony Paolone /Michael Mueller	Chris Brown	Rating Agencies:
A.G. Edwards & Sons	J.P. Morgan Securities	Banc of America Securities
314.955.5452	212.622.6682 / 212.622.6689	704.386.2524	Janice Svec
			Fitch Ratings
Mitchell Germain	Jordan Sadler / Craig Mailman	Sue Berliner / Elizabeth Carter	212.908.0304
Banc of America Securities	KeyBanc Capital Markets	Bear Stearns & Company
212.847.5794	917.368.2280 / 917.368.2316	212.272.3824 / 212.272.0217	Karen Nickerson
			Moody’s Investors Service
Ross Smotrich /Jeffrey Langbaum	David Harris / David Toti	Thomas Cook	212.553.4924
Bear Stearns & Company	Lehman Brothers	Citigroup Global Markets
212.272.8046 / 212.272.4201	212.526.1790 / 212.526.2002	212.723.1112	James Fielding
			Standard & Poor’s
Jonathan Litt / Michael Bilerman	Steve Sakwa / Ian Weissman	Matthew Lynch	212.438.2452
Citigroup Global Markets	Merrill Lynch & Company	Credit Suisse Securities
212.816.0231 / 212.816.1383	212.449.0335 / 212.449.6255	212.325.6456

Lou Taylor / Kristin Brown	Matthew Ostrower / David Cohen	Scott O’Shea
Deutsche Bank Securities	Morgan Stanley & Company	Deutsche Bank Securities
203.863.2381 / 212.250.6799	212.761.6284 / 212.761.8564	212.250.7190

Wilkes Graham / Matt Konrad	John Guinee	Mark Streeter
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company	J.P. Morgan Securities
703.312.9737 / 703.312.9731	410.454.5520	212.834.5086

Jay Habermann / Sloan Bohlen	James Feldman	John Forrey / James Rank
Goldman Sachs & Company	UBS Investment Research	Merrill Lynch & Company
917.343.4260 / 212.902.2796	212.713.4932	212.449.1812 / 212.449.6533

Michael Knott
Green Street Advisors
949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2007

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Income Items:
Revenue	$375,128	$363,695	$363,941	$359,497	$357,911
Straight line rent (SFAS 13)	$8,492	$12,872	$15,942	$12,841	$11,723
Fair value lease revenue (SFAS 141) (1)	$1,491	$1,509	$1,395	$1,111	$492
Lease termination fees (included in revenue) (2)	$729	$2,550	$2,233	$3,692	$1,400
Capitalized interest	$7,944	$4,308	$1,365	$1,560	$1,304
Capitalized wages	$2,814	$2,326	$2,066	$2,082	$1,523
Operating Margins [(rental revenue — rental expense)/rental revenue] (3)	67.8%	67.9%	69.6%	68.3%	68.9%
Net income available to common shareholders	$102,344	$854,307	$71,655	$107,962	$625,731
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4) (5)	$142,944	$133,011	$141,850	$137,276	$129,390
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.18	$1.10	$1.18	$1.16	$1.10
Net income available to common shareholders per share—basic	$0.86	$7.14	$0.61	$0.93	$5.33
Net income available to common shareholders per share -diluted	$0.84	$6.99	$0.60	$0.91	$5.23
Dividends per common share (5)	$0.68	$0.68	$6.08	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$134,345	$129,162	$125,053	$120,919	$110,307

Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (7)	3.24	3.02	3.21	3.12	2.92
Interest Coverage Ratio (including capitalized interest)—cash basis (7)	2.92	2.85	3.15	3.06	2.87
FFO Payout Ratio (8)	57.63%	61.82%	57.63%	58.62%	61.82%
FAD Payout Ratio (9)	70.86%	73.56%	75.50%	77.26%	83.77%

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Capitalization:

Total Debt	$5,619,602	$5,736,139	$4,600,937	$4,733,323	$4,833,401
Common Stock Price @ Quarter End	$102.13	$117.40	$111.88	$103.34	$90.40
Equity Value @ Quarter End	$14,468,349	$16,628,771	$15,786,156	$14,512,553	$12,682,306
Total Market Capitalization (10)	$20,087,951	$22,364,910	$20,387,093	$19,245,876	$17,515,707
Debt/Total Market Capitalization (10)	27.97%	25.65%	22.57%	24.59%	27.59%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $626 and $933 for the three months ended December 31, 2006 and September 30, 2006, respectively.
(3)	Rental Expense consist of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $8,755, $8,833, $7,176, $8,826 and $7,907 for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended June 30, 2006.
(5)	For the three months ended December 31, 2006, dividends per share includes the $5.40 per common share special dividend paid on January 30, 2007 to holders of record as of the close of business on December 29, 2006.
(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2006, excludes the $5.40 per share special dividend paid on January 30, 2007.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

Second Quarter 2007

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006		June 30, 2006
ASSETS
Real estate	$9,037,468	$9,019,237	$8,819,934	$9,040,264		$8,698,493
Development in progress	584,620	500,995	115,629	57,392		78,926
Land held for future development	189,698	185,093	183,403	210,336		222,519
Real estate held for sale	—	18,282	433,492	—		—
Less accumulated depreciation	(1,474,771)	(1,414,857)	(1,392,055)	(1,372,826)		(1,314,472)

Total real estate	8,337,015	8,308,750	8,160,403	7,935,166		7,685,466
Cash and cash equivalents	1,885,318	2,016,336	725,788	1,049,026		370,396
Cash held in escrows	22,665	20,334	25,784	21,436	(1)	894,244	(1)
Tenant and other receivables, net	48,398	50,799	57,052	42,128		35,814
Accrued rental income, net	296,424	288,824	327,337	310,560		298,306
Deferred charges, net	264,664	244,846	274,079	263,675		250,154
Prepaid expenses and other assets	47,174	63,896	40,868	72,033		79,174
Investments in unconsolidated joint ventures	92,944	91,955	83,711	83,485		96,962

Total assets	$10,994,602	$11,085,740	$9,695,022	$9,777,509		$9,710,516

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,855,889	$2,973,571	$2,679,462	$2,811,953		$2,912,135
Unsecured senior notes, net of discount	1,471,691	1,471,583	1,471,475	1,471,370		1,471,266
Unsecured exchangeable senior notes, net of discount	1,292,022	1,290,985	450,000	450,000		450,000
Unsecured line of credit	—	— (2)	— (2)	—	(2)	—	(2)
Accounts payable and accrued expenses	123,910	101,188	102,934	103,581		90,390
Dividends and distributions payable	96,192	105,284	857,892	95,607		95,839
Accrued interest payable	59,105	48,917	47,441	45,703		50,175
Other liabilities	201,406 (3)	229,666 (3)	239,084 (3)	236,350	(3)	246,042	(3)

Total liabilities	6,100,215	6,221,194	5,848,288	5,214,564		5,315,847

Commitments and contingencies	—	—	—	—		—

Minority interests	731,043	726,937	623,508	746,416		824,924

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—		—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—		—
Common stock, $.01 par value, 250,000,000 shares authorized, 119,028,081, 118,970,065, 117,503,542, 116,597,035 and 114,219,448 outstanding, respectively	1,190	1,190	1,175	1,166		1,142
Additional paid-in capital	3,263,797	3,260,647	3,119,941	3,068,952		2,831,119
Earnings in excess of dividends	904,417	881,733	108,155	749,940		720,623
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)		(2,722)
Accumulated other comprehensive income (loss)	(3,338)	(3,239)	(3,323)	(807)		19,583

Total stockholders’ equity	4,163,344	4,137,609	3,223,226	3,816,529		3,569,745

Total liabilities and stockholders’ equity	$10,994,602	$11,085,740	$9,695,022	$9,777,509		$9,710,516

(1)	Cash held in escrows includes approximately $872 million held in escrow by a qualifying intermediary for the purpose of potentially accomplishing a like-kind exchange with proceeds received from the sale of 280 Park Avenue. No qualifying replacement assets were identified by the statutory expiration date of July 21, 2006 and the cash was subsequently released from escrow back to the Company with no restrictions as to its use.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit was included within Mortgage Notes Payable. The secured draw was repaid on February 12, 2007 in conjunction with new ten-year mortgage financing collateralized by 599 Lexington Avenue totaling $750.0 million.
(3)	At June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, Other Liabilities included approximately $26.9 million, $27.4 million, $45.8 million, $46.4 million and $67.3 million and approximately $10.7 million, $13.0 million, $15.2 million, $18.8 million and $20.9 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $23.7 million, $48.0 million, $47.3 million, $46.6 million and $45.8 million, respectively related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center.

Boston Properties, Inc.

Second Quarter 2007

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06
Revenue:
Rental
Base Rent	$270,508	$272,908	$277,281	$272,146	$276,298
Recoveries from tenants	47,462	47,042	42,817	45,896	45,322
Parking and other	16,488	15,321	15,211	13,967	14,146

Total rental revenue	334,458	335,271	335,309	332,009	335,766
Hotel revenue	9,335	6,709	11,417	8,319	8,364
Development and management services	5,130	4,727	5,661	4,558	5,227
Interest and other (1)	26,205	16,988	11,554	14,611	8,554

Total revenue	375,128	363,695	363,941	359,497	357,911

Expenses:
Operating	69,081	69,106	64,036	67,875	66,226
Real estate taxes	44,543	44,469	43,090	43,301	43,507
Hotel operating	6,417	6,014	8,106	6,339	5,513
General and administrative (1)	16,291	16,808	16,198	12,739	15,796
Interest (2)	73,743	73,926	71,423	73,571	78,449
Depreciation and amortization	74,621	70,478	69,607	70,558	67,077
Losses from early extinguishments of debt (3)	—	722	11	208	31,457

Total expenses	284,696	281,523	272,471	274,591	308,025

Income before minority interests and income from unconsolidated joint ventures	90,432	82,172	91,470	84,906	49,886
Minority interest in property partnership	—	—	—	—	777
Income from unconsolidated joint ventures (4)	17,268	965	1,340	20,200	1,677

Income before minority interest in Operating Partnership	107,700	83,137	92,810	105,106	52,340
Minority interest in Operating Partnership (5)	(17,072)	(11,164)	(26,030)	(18,404)	(11,155)

Income before gains on sales of real estate	90,628	71,973	66,780	86,702	41,185
Gains on sales of real estate, net of minority interest	—	619,206	1,183	17,889	581,302

Income before discontinued operations	90,628	691,179	67,963	104,591	622,487
Income from discontinued operations, net of minority interest	—	1,280	3,692	3,371	3,244
Gains on sales of real estate from discontinued operations, net of minority interest	11,716	161,848	—	—	—

Net income available to common shareholders	$102,344	$854,307	$71,655	$107,962	$625,731

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$0.86	$7.14	$0.61	$0.93	$5.33

Net income available to common shareholders per share—diluted	$0.84	$6.99	$0.60	$0.91	$5.23

(1)	Interest and other includes $471 and $67, and General and administrative expenses includes $448 and $103 for the three months ended June 30, 2007 and March 31, 2007 related to the Company’s Deferred Compensation plan.
(2)	Interest expense is reported net of capitalized interest of $7,944, $4,308, $1,365, $1,560 and $1,304 for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(3)	Includes $31.4 million of losses from early extinguishments of debt associated with the sales of real estate for the three months ended June 30, 2006.
(4)	Includes our share of the gain on sale of Worldgate Plaza and 265 Franklin Street totaling approximately $15.5 million and $17.9 million for the three months ended June 30, 2007 and September 30, 2006, respectively.
(5)	Equals minority interest share of 14.62%, 14.90%, 15.18%, 15.62% and 15.68% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively. Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2007

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	30-Jun-07	31-Mar-07		31-Dec-06		30-Sep-06	30-Jun-06
Net income available to common shareholders	$102,344	$854,307		$71,655		$107,962	$625,731
Add:
Minority interest in Operating Partnership	17,072	11,164		26,030		18,404	11,155
Less:
Minority interest in property partnership	—	—		—		—	777
Income from unconsolidated joint ventures	17,268	965		1,340		20,200	1,677
Gains on sales of real estate, net of minority interest	—	619,206		1,183		17,889	581,302
Income from discontinued operations, net of minority interest	—	1,280		3,692		3,371	3,244
Gains on sales of real estate from discontinued operations, net of minority interest	11,716	161,848		—		—	—

Income before minority interests and income from unconsolidated joint ventures	90,432	82,172		91,470		84,906	49,886
Add:
Real estate depreciation and amortization (1)	76,264	72,870		71,495		73,408	69,773
Income from discontinued operations	—	1,504		4,353		3,995	3,847
Income from unconsolidated joint ventures (2)	1,815	965		1,340		2,283	1,677
Less:
Minority property partnership’s share of funds from operations	—	—		—		—	211
Preferred distributions	1,084	1,202	(3)	1,431	(4)	1,912	2,965

Funds from operations (FFO)	167,427	156,309		167,227		162,680	122,007
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—	—		—		—	31,444

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	167,427	156,309		167,227		162,680	153,451
Less:

Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate

	24,483	23,298		25,377		25,404	24,061

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (5)	$142,944	$133,011		$141,850		$137,276	$129,390

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.20	$1.13		$1.21		$1.19	$1.14

FFO per share—basic	$1.20	$1.13		$1.21		$1.19	$0.90

Weighted average shares outstanding—basic	118,961	118,177		116,895		115,432	113,994

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.18	$1.10		$1.18		$1.16	$1.10

FFO per share—basic	$1.18	$1.10		$1.18		$1.16	$0.88

Weighted average shares outstanding—diluted	122,660	122,569		121,456		120,727	120,605

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $74,621, $70,478, $69,607, $70,558 and $67,077, our share of unconsolidated joint venture real estate depreciation and amortization of $2,085, $2,099, $2,250, $2,253 and $2,280 and depreciation and amortization from discontinued operations of $0, $608, $845, $990 and $835, less corporate related depreciation of $442, $315, $295, $393 and $419 and adjustment to asset retirement obligations of $0, $0, $912, $0 and $0 for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(2)	Excludes our share of the gain on sale of Worldgate Plaza and 265 Franklin Street totaling approximately $15.5 million and $17.9 million for the three months ended June 30, 2007 and September 30, 2006, respectively.
(3)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(5)	Based on weighted average shares for the quarter. Company’s share for the quarter ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006 was 85.38%, 85.10%, 84.82%, 84.38% and 84.32%, respectively.

Boston Properties, Inc.

Second Quarter 2007

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2007		March 31, 2007			December 31, 2006			September 30, 2006		June 30, 2006
	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$167,427	139,336	$156,309		138,877	$167,227		137,808	$162,680	136,793	$153,451	135,192
Effect of Dilutive Securities
Convertible Preferred Units	1,084	1,676	1,202	(1)	1,922	1,431	(2)	2,266	1,912	2,999	2,965	4,430
Stock Options and Exchangeable Notes	—	2,023	—		2,469	—		2,295	—	2,296	—	2,182

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$168,511	143,035	$157,511		143,268	$168,658		142,369	$164,592	142,088	$156,416	141,804

Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,004	20,375	22,757		20,699	24,775		20,913	24,745	21,361	23,383	21,199

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$144,507	122,660	$134,754		122,569	$143,883		121,456	$139,847	120,727	$133,033	120,605

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.20		$1.13			$1.21			$1.19		$1.14

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.18		$1.10			$1.18			$1.16		$1.10

(1)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Excludes approximately $12.2 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006 was 85.76%, 85.55%, 85.31%, 84.97% and 85.05%, respectively.

Boston Properties, Inc.

Second Quarter 2007

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$167,427	$156,309	$167,227	$162,680	$153,451
2nd generation tenant improvements and leasing commissions	(19,024)	(12,732)	(16,243)	(23,372)	(29,566)
Straight-line rent	(8,492)	(12,872)	(15,942)	(12,841)	(11,723)
Recurring capital expenditures	(6,676)	(3,208)	(10,174)	(6,063)	(5,275)
Fair value interest adjustment	(451)	(74)	398	(231)	(881)
Fair value lease revenue (SFAS 141)	(1,491)	(1,509)	(1,395)	(1,111)	(492)
Hotel improvements, equipment upgrades and replacements	(565)	(281)	(1,213)	(505)	(1,988)
Non real estate depreciation	442	315	295	393	419
Stock-based compensation	3,058	3,214	2,099	1,950	1,982
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	117	—	1	19	4,380

Funds available for distribution to common shareholder and common unitholders (FAD)	$134,345	$129,162	$125,053	$120,919	$110,307

Interest Coverage Ratios (in thousands, except for ratio amounts)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$90,432	$82,172	$91,470	$84,906	$49,886
Interest expense	73,743	73,926	71,423	73,571	78,449
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	—	31,444
Depreciation and amortization expense	74,621	70,478	69,607	70,558	67,077
Depreciation from joint ventures	2,085	2,099	2,250	2,253	2,280
Income from unconsolidated joint ventures	1,815	965	1,340	2,283	1,677
Stock-based compensation	3,058	3,214	2,099	1,950	1,982
Discontinued operations—depreciation expense	—	608	845	990	835
Discontinued operations	—	1,504	4,353	3,995	3,847
Straight-line rent	(8,492)	(12,872)	(15,942)	(12,841)	(11,723)
Fair value lease revenue (SFAS 141)	(1,491)	(1,509)	(1,395)	(1,111)	(492)

Subtotal	235,771	220,585	226,050	226,554	225,262

Divided by:
Interest expense (1)	72,829	73,091	70,481	72,542	77,253
Interest Coverage Ratio	3.24	3.02	3.21	3.12	2.92

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$90,432	$82,172	$91,470	$84,906	$49,886
Interest expense	73,743	73,926	71,423	73,571	78,449
Losses from early extinguishments of debt associated with the sales of real estate	—	—	—	—	31,444
Depreciation and amortization expense	74,621	70,478	69,607	70,558	67,077
Depreciation from joint ventures	2,085	2,099	2,250	2,253	2,280
Income from unconsolidated joint ventures	1,815	965	1,340	2,283	1,677
Stock-based compensation	3,058	3,214	2,099	1,950	1,982
Discontinued operations—depreciation expense	—	608	845	990	835
Discontinued operations	—	1,504	4,353	3,995	3,847
Straight-line rent	(8,492)	(12,872)	(15,942)	(12,841)	(11,723)
Fair value lease revenue (SFAS 141)	(1,491)	(1,509)	(1,395)	(1,111)	(492)

Subtotal	235,771	220,585	226,050	226,554	225,262

Divided by:
Interest expense (1) (2)	80,773	77,399	71,846	74,102	78,557

Interest Coverage Ratio	2.92	2.85	3.15	3.06	2.87

(1)	Excludes amortization of financing costs of $914, $835, $942, $1,029 and $1,196 for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(2)	Includes capitalized interest of $7,944, $4,308, $1,365, $1,560 and $1,304 for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.

Boston Properties, Inc.

Second Quarter 2007

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during 2006 and 2005 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.

	Three Months Ended
	30-Jun-07	31-Mar-07	31-Dec-06	30-Sep-06	30-Jun-06
Total Revenue (1)	$48	$9,174	$14,732	$12,963	$12,438

Expenses:
Operating	48	284	248	418	499
Hotel operating	—	6,778	9,286	7,560	7,257
Depreciation and amortization	—	608	845	990	835

Total Expenses	48	7,670	10,379	8,968	8,591

Income before minority interest in Operating Partnership	—	1,504	4,353	3,995	3,847

Minority interest in Operating Partnership	—	224	661	624	603

Income from discontinued operations (net of minority interest)	$—	$1,280	$3,692	$3,371	$3,244

Properties (2):	Newport Office Park	Newport Office Park Long Wharf Marriott	Newport Office Park Long Wharf Marriott	Newport Office Park Long Wharf Marriott	Newport Office Park Long Wharf Marriott

(1)	The impact of the straight-line rent adjustment increased (decreased) revenue by $0, $(5), $530, $352 and $(4) for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006, respectively.
(2)	Discontinued operations does not include the operations of 5 Times Square and 280 Park Avenue due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Second Quarter 2007

CAPITAL STRUCTURE

Debt

(in thousands)

							Aggregate Principal June 30, 2007
Mortgage Notes Payable							$2,855,889
Unsecured Line of Credit							—
Unsecured Senior Notes, net of discount							1,471,691
Unsecured Exchangeable Senior Notes							1,292,022

Total Debt							$5,619,602

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	5/22/03	3/18/03	1/17/03		12/13/02		Total/Average

Principal Amount	$250,000	$300,000	$175,000		$750,000		$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%		6.296%		5.95%
Coupon	5.000%	5.625%	6.250%		6.250%		5.91%
Discount	99.329%	99.898%	99.763%		99.650%		99.66%
Ratings:
Moody’s	Baa2 (stable )	Baa2 (stable )	Baa2 (stable	)	Baa2 (stable	)
S&P	BBB+ (stable )	BBB+ (stable )	BBB+ (stable	)	BBB+ (stable	)
Fitch	BBB (stable )	BBB (stable )	BBB (stable	)	BBB (stable	)
Maturity Date	6/1/2015	4/15/2015	1/15/2013		1/15/2013
Discount	$1,217	$220	$277		$1,595		3,309

Unsecured Senior Notes, net of discount	$248,783	$299,780	$174,723		$748,405		$1,471,691

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	2/6/2007	4/6/2006
Principal Amount	$862,500 (1)	$450,000 (2)					$1,312,500
Yield (on issue date)	3.438%	3.750%					3.545%
Coupon	2.875%	3.750%
First Optional Redemption Date	2/20/2012	5/18/2013
Maturity Date	2/15/2037	5/15/2036
Discount	20,478	—					20,478

Unsecured Senior Exchangeable Notes	$842,022	$450,000					$1,292,022

(1)	The initial exchange rate is equivalent to an initial exchange price of approximately $151.31 per share of Boston Properties, Inc.’s common stock.
(2)	The initial exchange rate was equivalent to an initial exchange price of approximately $111.78 per share of Boston Properties, Inc.’s common stock. In connection with the special dividend declared on December 18, 2006, the exchange rate was adjusted to an exchange price of approximately $106.50 per share.

Equity

(in thousands)

	Shares/ Units Outstanding as of 6/30/07	Common Stock Equivalents		Equivalent (3)
Common Stock	119,028	119,028	(4)	$12,156,330
Common Operating Partnership Units	20,962	20,962	(5)	2,140,849
Series Two Preferred Operating Partnership Units	1,277	1,676		171,170

Total Equity		141,666		$14,468,349

Total Debt				$5,619,602

Total Market Capitalization				$20,087,951

(3)	Value based on June 30, 2007 closing price of $102.13 per share of common stock.
(4)	Includes 116 shares of restricted stock.
(5)	Includes 677 long-term incentive plan units.

Boston Properties, Inc.

Second Quarter 2007

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2007	2008	2009	2010	2011	Thereafter	Total
Floating Rate Debt	$—	$—	$70,816	$—	$—	$—	$70,816
Fixed Rate Debt	24,232	799,802	186,573	132,869	545,153	3,860,150	5,548,779

Total Debt	$24,232	$799,802	$257,389	$132,869	$545,153	$3,860,150	$5,619,595

Weighted Average Floating Rate Debt	—	—	6.63%	—	—	—	6.63%
Weighted Average Fixed Rate Debt	7.08%	6.83%	7.08%	7.92%	7.22%	5.11%	5.71%

Total Weighted Average Rate	7.08%	6.83%	6.95%	7.92%	7.22%	5.11%	5.72%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010

(in thousands)

Facility	Outstanding @6/30/2007	Letters of Credit	Remaining Capacity @6/30/2007
$605,000	$—	$21,567	$583,433

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	49.18%	4.83%	5.8	years
Secured Debt	50.82%	6.58%	5.0	years

Total Debt	100.00%	5.72%	5.4	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	1.26%	6.63%	2.4	years
Fixed Rate Debt	98.74%	5.71%	5.4	years

Total Debt	100.00%	5.72%	5.4	years

Boston Properties, Inc.

Second Quarter 2007

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2007	2008	2009		2010	2011	Thereafter	Total
599 Lexington Avenue	$—	$—	$—		$—	$—	$750,000	$750,000
Citigroup Center	4,183	8,816	9,453		10,136	456,898	—	489,486
Embarcadero Center One and Two	2,987	278,912	—		—	—	—	281,899
Prudential Center	2,832	259,706	—		—	—	—	262,538
Embarcadero Center Four	2,197	129,712	—		—	—	—	131,909
Democracy Center	1,232	2,597	91,132	(1)	—	—	—	94,961
One Freedom Square	1,075	2,245	2,375		2,513	2,660	66,093	76,961
New Dominion Technology Park, Building Two	—	—	—		—	—	63,000	63,000
202, 206 & 214 Carnegie Center	431	916	994		56,306	—	—	58,647
140 Kendrick Street	743	1,549	1,637		1,730	1,828	50,291	57,778
New Dominion Technology Park, Building One	704	1,481	1,594		1,715	1,846	47,403	54,743
1330 Connecticut Avenue	1,182	2,452	2,577		2,701	45,021	—	53,933
Reservoir Place	886	1,666	48,592		—	—	—	51,144
Kingstowne Two and Retail	780	1,417	1,499		1,585	1,676	36,837	43,794
504, 506 & 508 Carnegie Center	671	40,914	—		—	—	—	41,585
South of Market	—	—	70,816		—	—	—	70,816
10 & 20 Burlington Mall Rd & 91 Hartwell	440	925	994		1,069	32,524	—	35,952
10 Cambridge Center	396	844	916		29,677	—	—	31,833
Sumner Square	328	694	747		804	865	23,826	27,264
Montvale Center	—	—	—		—	—	25,000	25,000
Eight Cambridge Center	357	757	819		22,911	—	—	24,844
1301 New York Avenue	842	1,781	21,628		—	—	—	24,251
510 Carnegie Center	372	23,519	—		—	—	—	23,891
Reston Corporate Center	375	20,524	—		—		—	20,899
University Place	439	925	992		1,063	1,139	16,220	20,778
Kingstowne One	326	591	624		659	696	17,767	20,663
Bedford Business Park	454	16,859	—		—		—	17,313

	24,232	799,802	257,389		132,869	545,153	1,096,437	2,855,882

Unsecured Senior Notes	—	—	—		—	—	2,763,713	2,763,713
Unsecured Line of Credit	—	—	—		—	—	—	—

	$24,232	$799,802	$257,389		$132,869	$545,153	$3,860,150	$5,619,595

% of Total Debt	0.43%	14.23%	4.58%		2.36%	9.70%	68.69%	100.00%
Balloon Payments	$—	$759,782	$229,514		$107,339	$528,697	$3,804,854	$5,430,186
Scheduled Amortization	$24,232	$40,020	$27,875		$25,530	$16,456	$55,296	$189,409

(1)	On July 3, 2007, the Company executed a binding agreement for the sale of this property.

Boston Properties, Inc.

Second Quarter 2007

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2007 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		June 30, 2007
Total Assets:
Capitalized Property Value		$11,098,101
Cash and Cash Equivalents		1,885,318
Undeveloped Land, at Cost		189,698
Development in Process, at Cost (including Joint Venture %)		670,809

Total Assets		$13,843,926

Unencumbered Assets		$8,437,506

Secured Debt (Fixed and Variable) (1)		$2,836,212
Joint Venture Debt		226,161
Contingent Liabilities & Letters of Credit		26,993
Unsecured Debt (2)		2,787,500

Total Outstanding Debt		$5,876,866

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$90,432
Add: Interest Expense (per Consolidated Income Statement)		73,743
Add: Depreciation and Amortization (per Consolidated Income Statement)		74,621
Add: Loss from early extinguishment of debt		—

EBITDA		238,796
Add: Company share of unconsolidated joint venture EBITDA		6,101

Consolidated EBITDA		$244,897

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$73,743
Add: Company share of unconsolidated joint venture interest expense		3,151
Less: Amortization of financing costs		(914)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$75,980

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	42.5%
Secured Debt/Total Assets	Less than 50%	22.1%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.22
Unencumbered Assets/ Unsecured Debt	Greater than 150%	302.7%

Unencumbered Consolidated EBITDA		$121,759

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.65

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		49.7%

# of unencumbered properties		81

(1)	Excludes Fair Value Adjustment of $20,905.
(2)	Excludes Debt Discount of $24,932.

Boston Properties, Inc.

Second Quarter 2007

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	505 9th Street (2)	Value- Added Fund (4)	New York Land Venture (2)	Combined
Total Equity (5)	$6,206	$35,460	$251	$249		$11,116	$22,778	$7,031	$9,853	$92,944

Mortgage/Construction loans payable (5)	$44,526	$66,149	$—	$42,500		$15,459	$33,352	$12,375	$11,800	$226,161

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%		23.89%	50.00%	25.00%	50.00%

Results of Operations (unaudited and in thousands) for the three months ended June 30, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	505 9th Street (2)	Value- Added Fund (4)	New York Land Venture (2)	Combined
REVENUE
Total revenue	$5,516	$8,176	$38	$7,945		$—	$—	$3,489	$—	$25,164 (6)

EXPENSES
Operating	2,045	2,726	(43)	2,671		—	—	1,144	—	8,543

SUBTOTAL	3,471	5,450	81	5,274		—	—	2,345	—	16,621

Interest	1,727	2,672	—	2,231		—	—	1,470	—	8,100
Depreciation and amortization	1,182	1,818	—	1,478		—	—	760	—	5,238

SUBTOTAL	2,909	4,490	—	3,709		—	—	2,230	—	13,338

Gains on sale of real estate	—	—	15	—		—	—	32,777	—	32,792
Losses from early extinguishment of debt	—	—	—	—		—	—	(146)	—	(146)

NET INCOME/(LOSS)	$562	$960	$96	$1,565		$—	$—	$32,746	$—	$35,929

BXP’s share of net income/(loss)	$280	$490	$30	$1,003	(7)	$—	$—	$15,481 (7)	$—	$17,284
BXP’s share of gains on sale of real estate	—	—	—	—		—	—	(15,489)	—	(15,489)
BXP’s share of losses from early extinguishment of debt	—	—	—	—		—	—	36	—	36
BXP’s share of depreciation & amortization	591	927	—	376		—	—	190	—	2,084

BXP’s share of Funds from Operations (FFO)	$871	$1,417	$30	$1,379		$—	$—	$218	$—	$3,915

(1)	On September 15, 2006, the joint venture sold this property.
(2)	Property is currently not in service (i.e., under construction or undeveloped land).
(3)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(4)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. On June 1, 2007, the Value-Added Fund sold Worldgate Plaza.
(5)	Represents the Company’s share.
(6)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $1,089 and ($846), respectively, for the three months ended June 30, 2007.
(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Second Quarter 2007

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2007	2008	2009	2010	2011	Thereafter	Total
Metropolitan Square (51%)	$499	$1,061	$1,152	$63,437	$—	$—	$66,149
Market Square North (50%)	551	1,167	1,260	41,548	—	—	44,526
901 New York Avenue (25%)	—	555	635	669	704	39,937	42,500
505 9th Street (50%)	—	—	—	—	—	33,352	33,352	(1)
Wisconsin Place (23.89%)	(45)	1,395	13,014	—	—	—	14,364	(2)
New York Land Venture (50%)	—	11,800	—	—	—	—	11,800
Wisconsin Place Retail (5%)	—	—	—	1,095	—	—	1,095

	$1,005	$15,978	$16,061	$106,749	$704	$73,289	$213,786

Weighted Average Rate (2)	7.95%	7.54%	6.97%	7.99%	5.19%	5.57%	7.04%

% of Total Debt	0.47%	7.47%	7.51%	49.93%	0.33%	34.28%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	17.91%	6.99%	1.0	years
Fixed Rate Debt	82.09%	7.05%	5.1	years

Total Debt	100.00%	7.04%	4.3	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Amount represents outstanding construction financing under a $60.0 million loan commitment (of which the Company’s share is $30.0 million), which bears interest at a fixed rate of 5.73% per annum, and a $35.0 million loan commitment (of which the Company’s share is $17.5 million), which bears interest at a variable rate of LIBOR plus 1.25% per annum. The financing is convertible to a ten-year fixed rate loan in October 2007 at an interest rate of 5.73% per annum with a provision for an increase in the borrowing capacity by $35.0 million (of which the Company’s share would be $17.5 million). The conversion is subject to conditions which the Company expects to satisfy.
(2)	Approximately $13.0 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The statistics at the bottom of this page do not include this purchase money mortgage.

Boston Properties, Inc.

Second Quarter 2007

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The investment period expired on October 25, 2006. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

The Company’s interest in the Value-Added Fund is 25%. The investment in the Value-Added Fund is not included in the Company’s portfolio information tables or any other portfolio level statistics.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.36	1,875	(2)
Circle Star, San Carlos, CA	2	205,994	87.8%	50.20	10,500	(3)

Total	3	316,876	92.1%	$33.91	$12,375

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2007

Value-Added Fund
REVENUE
Total revenue (4)	$3,489

EXPENSES
Operating	1,144

SUBTOTAL	2,345
Interest	1,470
Depreciation and amortization	760

SUBTOTAL	115
Gains on sale of real estate	32,777
Loss from early extinguishment of debt	(146)

NET INCOME	$32,746

Company’s share of net income	$15,481 (5)
Company’s share of gains on sale of real estate	(15,489)
Company’s share of losses from early extinguishment of debt	36
Company’s share of depreciation & amortization	190

Company’s share of Funds from Operations (FFO)	$218

The Company’s Equity in the Value-Added Fund	$7,031

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(3)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(4)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $63 and ($846), respectively for the three months ended June 30, 2007.
(5)	On June 1, 2007, The Value-Added Fund sold Worldgate Plaza. The gain reflects the allocation percentage pursuant to the achievement of specified investment return thresholds, as provided for in the Value-Added Fund agreement.

Boston Properties, Inc.

Second Quarter 2007

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type

of Property for the Quarter Ended June 30, 2007 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	7,970,479		22.6%	833,332	2.2%	8,803,811		28.8%	1.3%	26.1%
Greater Washington	8,176,841	(5)	21.1%	954,395	1.6%	9,131,236	(5)	29.9%	—	22.7%
Greater San Francisco	4,764,251		13.9%	—	—	4,764,251		15.6%	—	13.9%
Midtown Manhattan	5,515,919		33.4%	—	—	5,515,919		18.1%	—	33.4%
Princeton/East Brunswick, NJ	2,320,191		3.9%	—	—	2,320,191		7.6%	—	3.9%

	28,747,681		94.9%	1,787,727	3.8%	30,535,408		100.0%	1.3%	100.0%

% of Total	94.1%			5.9%		100.0%

Percentage of Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	19.6%	6.5%	26.1%
Greater Washington	7.7%	15.0%	22.7%
Greater San Francisco	11.2%	2.7%	13.9%
Midtown Manhattan	33.4%	—	33.4%
Princeton/East Brunswick, NJ	—	3.9%	3.9%

Total	71.9%	28.1%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	431	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	33,758	10,485,932

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,400,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 586,478 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Second Quarter 2007

In-Service Property Listing

as of June 30, 2007

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,189,444	97.3%	$34.85	Y	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,053	100.0%	52.82	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	37.24	Y	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	500,919	96.3%	67.04	Y (1)	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	50.56	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	90.4%	36.81	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	28.69	N	CBD
(2)	Four Cambridge Center	East Cambridge MA	1	198,295	85.7%	37.94	N	CBD
(2)	Five Cambridge Center	East Cambridge MA	1	237,752	69.3%	33.29	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.32	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.08	Y	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.07	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	38.45	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,918	89.9%	30.30	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	27.25	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	29.49	Y	S
	230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	297,695	68.9%	30.47	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	87.0%	25.69	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	51.13	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	96.2%	33.19	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	34.41	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,280	90.7%	22.38	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	15.9%	22.68	Y	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	30.10	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	88.3%	24.42	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	53.35	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	0.0%	—	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.32	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,689	95.2%	24.43	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.89	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	32.96	N	S
	201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	36.26	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	27.02	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	22.00	N	S

			41	7,970,479	93.4%	$37.48

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	91.29	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.28	N	CBD
(2) (3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	19.78	N	S
	Bedford Business Park	Route 128 Northwest MA	2	378,326	34.6%	18.41	Y	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.00	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	12.72	N	S

			7	833,332	67.2%	$48.20

		Total Greater Boston:	48	8,803,811	90.9%	$38.23

Boston Properties, Inc.

Second Quarter 2007

In-Service Property Listing (continued)

as of June 30, 2007

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
(2)	Capital Gallery	Southwest Washington DC	1	614,481	89.0%	$43.08	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	246,057	100.0%	35.35	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,478	100.0%	47.10	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.04	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	53.90	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	53.62	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	45.87	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.6%	51.89	Y	CBD
	Sumner Square	CBD Washington DC	1	208,665	99.8%	42.62	Y	CBD
	Democracy Center	Montgomery County MD	3	685,028	83.9%	32.36	Y	S
	Montvale Center	Montgomery County MD	1	122,881	85.1%	25.47	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	39.92	N	S
	Orbital Sciences 1,2&3	Loudoun County	3	337,228	100.0%	26.09	N	S
(2)	Kingstowne One	Fairfax County VA	1	150,838	100.0%	31.18	Y	S
(2)	Kingstowne Two	Fairfax County VA	1	156,251	91.8%	32.09	Y	S
(2)	Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.93	Y	S
	One Freedom Square	Fairfax County VA	1	414,207	100.0%	37.81	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	100.0%	39.69	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	27.37	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	29.28	N	S
	One and Two Discovery Square	Fairfax County VA	2	367,018	100.0%	41.43	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.09	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	41.34	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.01	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	34.99	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.75	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	33.92	N	S

			33	8,176,841	97.3%	$39.21

Office/Technical
	Broad Run Business Park	Loudoun County	1	127,070	100.0%	20.17	N	S
(2)(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	12.02	N	S
(2)(3)	6605 Springfield Center Drive	Fairfax County VA	1	71,000	100.0%	9.80	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.24	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.83	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.47	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.17	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	17.33	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.98	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.93	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.33	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.85	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.38	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	25.35	N	S

			14	954,395	100.0%	$17.79

		Total Greater Washington:	47	9,131,236	97.6%	$36.92

Boston Properties, Inc.

Second Quarter 2007

In-Service Property Listing (continued)

as of June 30, 2007

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,018,291	97.8%	$68.11	Y	CBD
Citigroup Center	Park Avenue NY	1	1,561,277	99.9%	71.45	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,697,564	99.8%	80.20	N	CBD
Times Square Tower	Times Square NY	1	1,238,787	100.0%	64.00	N	CBD

	Total Midtown Manhattan:	4	5,515,919	99.5%	$71.86

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$27.34	N	S
104 Carnegie Center	Princeton NJ	1	102,827	94.4%	33.27	N	S
105 Carnegie Center	Princeton NJ	1	70,029	46.9%	23.93	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
202 Carnegie Center	Princeton NJ	1	128,705	93.0%	32.11	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.66	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	63.2%	32.85	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.59	N	S
212 Carnegie Center	Princeton NJ	1	149,398	97.3%	35.61	N	S
214 Carnegie Center	Princeton NJ	1	150,774	72.7%	30.11	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	100.0%	36.29	N	S
502 Carnegie Center	Princeton NJ	1	116,855	94.7%	34.65	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.81	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	35.77	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	30.00	Y	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	25.80	Y	S
One Tower Center	East Brunswick NJ	1	412,706	64.8%	36.97	N	S

	Total Princeton/East Brunswick, NJ:	16	2,320,191	86.7%	$31.97

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	823,389	84.8%	$46.98	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	772,990	81.1%	48.83	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	767,655	93.6%	41.66	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,428	87.3%	59.30	Y	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	33.32	N	S
601 and 651 Gateway	South San Francisco CA	2	506,050	92.1%	29.50	N	S
(2) 303 Almaden	San Jose, CA	1	157,537	93.3%	$31.84	N	CBD
(2) 3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.10	N	S

	Total Greater San Francisco:	12	4,764,251	89.7%	$41.28

	Total In-Service Properties:	127	30,535,408	94.0%	$44.27

(1)	93,181 square feet of space is unencumbered.
(2)	Not included in same property analysis.
(3)	Property positioned for future redevelopment.

Boston Properties, Inc.

Second Quarter 2007

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED					TENANT DIVERSIFICATION (GROSS RENT)*
	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,624,697	(1)	5.32%
2	Lockheed Martin	1,294,292		4.24%
3	Citibank NA	1,142,009		3.74%
4	Genentech	553,799		1.81%
5	Shearman & Sterling	517,658		1.70%
6	Gillette	484,051		1.59%
7	Kirkland & Ellis	473,161	(2)	1.55%
8	Lehman Brothers	436,723		1.43%
9	Parametric Technology	380,987		1.25%
10	Accenture	378,867		1.24%
11	Washington Group International	365,245		1.20%
12	Finnegan Henderson Farabow	349,146	(3)	1.14%
13	Ann Taylor	338,942		1.11%
14	Orbital Sciences	337,228		1.10%
15	Northrop Grumman	327,677		1.07%
16	Biogen Idec	301,502		0.99%
17	Bingham McCutchen	291,415		0.95%
18	Akin Gump Strauss Hauer & Feld	290,132		0.95%
19	MIT	288,720		0.95%
20	O’Melveny & Myers	268,733		0.88%
	Total % of Portfolio Square Feet			34.21%
	Total % of Portfolio Revenue			37.13%

Major Future Signed Deals—Development Properties
	Tenant	Property		Sq. Ft.
	DLA Piper US LLP	505 9th Street (4)		231,748

(1)    Includes 96,660 square feet of space in properties in which Boston Properties has a 51% and 50% interest.

(2)    Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.

(3)    Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.

(4)    Property is currently in development. Boston Properties has a 50% interest in this property.

*  The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	544,095	$18,988,324	$34.90	$19,008,099	$34.94	1.98%
2008	1,498,621	61,135,643	40.79	61,484,713	41.03	5.46%
2009	2,755,990	104,631,087	37.96	108,548,096	39.39	10.04%
2010	2,507,714	94,405,947	37.65	98,134,258	39.13	9.14%
2011	2,816,745	122,559,038	43.51	129,634,618	46.02	10.26%
2012	2,382,266	99,159,990	41.62	107,491,023	45.12	8.68%
2013	659,428	27,309,955	41.41	33,318,694	50.53	2.40%
2014	2,067,151	76,573,958	37.04	84,032,289	40.65	7.53%
2015	1,586,438	59,789,886	37.69	68,654,143	43.28	5.78%
2016	2,540,658	140,073,529	55.13	153,891,637	60.57	9.26%
Thereafter	6,276,329	343,358,223	54.71	410,850,465	65.46	22.87%

Occupancy By Location*
	CBD		Suburban		Total
Location	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06
Midtown Manhattan	99.5%	99.7%	n/a	n/a	99.5%	99.7%
Greater Boston	96.1%	93.2%	89.9%	91.3%	93.4%	92.3%
Greater Washington	97.8%	98.2%	97.0%	95.8%	97.3%	96.8%
Greater San Francisco	87.0%	87.8%	97.0%	91.8%	89.7%	88.6%
Princeton/East Brunswick, NJ	n/a	n/a	86.7%	86.5%	86.7%	86.5%

Total Portfolio	95.7%	95.5%	92.9%	92.1%	94.5%	94.2%

*	Includes approximately 1,400,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	175,948	$2,906,765	$16.52	$2,906,765	$16.52	9.84%
2008	70,440	1,433,204	20.35	1,447,600	20.55	3.94%
2009	78,908	1,614,132	20.46	1,672,657	21.20	4.41%
2010	183,376	3,020,833	16.47	3,281,684	17.90	10.26%
2011	57,321	926,736	16.17	926,736	16.17	3.21%
2012	124,412	2,675,970	21.51	2,842,535	22.85	6.96%
2013	80,000	1,468,481	18.36	1,548,481	19.36	4.47%
2014	292,037	5,412,431	18.53	5,989,011	20.51	16.34%
2015	—	—	—	—	—	0.00%
2016	257,755	21,184,170	82.19	21,617,112	83.87	14.42%
Thereafter	75,756	1,812,876	23.93	2,175,357	28.72	4.24%

Occupancy By Location
	CBD		Suburban		Total
Location	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	48.9%	100.0%	67.2%	100.0%
Greater Washington	n/a	n/a	100.0%	96.1%	100.0%	96.1%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	81.6%	97.5%	84.7%	97.9%

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2007	22,611	$1,978,321	$87.49	(1)	$2,094,781	$92.64	(1)	1.70%
2008	73,913	$5,166,481	69.90	(2)	$5,136,447	69.49	(2)	5.55%
2009	62,915	$3,313,189	52.66		$3,333,401	52.98		4.73%
2010	94,808	$3,584,654	37.81		$3,667,274	38.68		7.13%
2011	65,807	$4,282,714	65.08		$4,668,528	70.94		4.95%
2012	112,892	$6,001,344	53.16		$6,422,229	56.89		8.48%
2013	55,025	$4,749,208	86.31		$5,066,428	92.08		4.14%
2014	60,388	$4,615,611	76.43		$5,161,698	85.48		4.54%
2015	99,278	$8,708,880	87.72		$9,114,882	91.81		7.46%
2016	99,451	$6,780,910	68.18		$7,527,054	75.69		7.47%
Thereafter	583,480	$28,382,888	48.64		$34,838,787	59.71		43.85%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $45.28 and $45.28 in 2007.
(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $61.78 and $61.78 in 2008.

Boston Properties, Inc.

Second Quarter 2007

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2007	742,654	$23,873,411	$32.15	$24,009,645	$32.33	2.4%
2008	1,642,974	67,735,328	41.23	68,068,761	41.43	5.4%
2009	2,897,813	109,558,408	37.81	113,554,154	39.19	9.5%
2010	2,785,898	101,011,434	36.26	105,083,216	37.72	9.1%
2011	2,939,873	127,768,488	43.46	135,229,882	46.00	9.6%
2012	2,619,570	107,837,304	41.17	116,755,787	44.57	8.6%
2013	794,453	33,527,644	42.20	39,933,603	50.27	2.6%
2014	2,419,576	86,601,999	35.79	95,182,998	39.34	7.9%
2015	1,685,716	68,498,766	40.63	77,769,025	46.13	5.5%
2016	2,897,864	168,038,609	57.99	183,035,803	63.16	9.5%
Thereafter	6,935,565	373,553,986	53.86	447,864,608	64.58	22.7%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06
Midtown Manhattan	99.5%	99.7%	n/a	n/a	99.5%	99.7%
Greater Boston	96.4%	93.6%	84.5%	92.3%	90.9%	93.0%
Greater Washington	97.8%	98.2%	97.5%	95.9%	97.6%	96.7%
Greater San Francisco	87.0%	87.8%	97.0%	91.8%	89.7%	88.6%
Princeton/East Brunswick, NJ	n/a	n/a	86.7%	86.5%	86.7%	86.5%

Total Portfolio	95.8%	95.6%	91.7%	92.7%	94.0%	94.4%

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations—Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	98,329	$3,012,714	$30.64	$3,012,714	$30.64		144,140	$2,201,269	$15.27	$2,201,269	$15.27
2008	751,202	23,209,516	30.90	23,323,618	31.05		—	—	—	—	—
2009	1,492,223	53,168,451	35.63	56,363,184	37.77		—	—	—	—	—
2010	480,180	15,017,258	31.27	15,572,277	32.43		36,528	722,517	19.78	905,157	24.78
2011	1,227,001	51,179,942	41.71	54,015,152	44.02		—	—	—	—	—
2012	951,541	35,367,696	37.17	37,103,837	38.99		72,362	1,685,980	23.30	1,852,545	25.60
2013	211,559	9,488,613	44.85	10,612,543	50.16		80,000	1,468,481	18.36	1,548,481	19.36
2014	571,582	22,305,429	39.02	23,615,326	41.32		—	—	—	—	—
2015	246,454	9,160,934	37.17	10,057,971	40.81		—	—	—	—	—
2016	215,172	6,729,471	31.27	7,276,999	33.82		225,532	20,673,005	91.66	20,972,963	92.99
Thereafter	362,968	14,289,467	39.37	18,359,910	50.58		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	243	$1,001,812	$4,122.68	$1,118,272	$4,601.94	(1)	242,712	$6,215,795	$25.61	$6,332,255	$26.09
2008	9,857	1,757,915	178.34	1,708,691	173.35	(2)	761,059	24,967,431	32.81	25,032,309	32.89
2009	9,543	1,092,633	114.50	1,096,641	114.92		1,501,766	54,261,084	36.13	57,459,824	38.26
2010	43,554	1,041,093	23.90	1,051,925	24.15		560,262	16,780,868	29.95	17,529,359	31.29
2011	12,999	1,218,406	93.73	1,368,256	105.26		1,240,000	52,398,347	42.26	55,383,408	44.66
2012	63,676	2,628,779	41.28	2,702,312	42.44		1,087,579	39,682,455	36.49	41,658,694	38.30
2013	27,848	3,244,777	116.52	3,387,849	121.66		319,407	14,201,871	44.46	15,548,873	48.68
2014	19,902	2,266,387	113.88	2,413,402	121.26		591,484	24,571,816	41.54	26,028,728	44.01
2015	43,651	6,114,153	140.07	6,407,166	146.78		290,105	15,275,086	52.65	16,465,137	56.76
2016	14,617	1,759,829	120.40	1,896,567	129.75		455,321	29,162,306	64.05	30,146,529	66.21
Thereafter	407,133	15,308,015	37.60	17,388,451	42.71		770,101	29,597,481	38.43	35,748,362	46.42

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $51.44 and $51.44 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $117.52 and $117.52 in 2008.

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations—Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	38,828	1,050,103	27.05	1,050,103	27.05	144,140	2,201,269	15.27	2,201,269	15.27
Q4 2007	59,501	1,962,610	32.98	1,962,610	32.98	—	—	—	—	—

Total 2007	98,329	$3,012,714	$30.64	$3,012,714	$30.64	144,140	2,201,269	15.27	2,201,269	15.27

Q1 2008	234,055	$6,707,971	$28.66	$6,690,612	$28.59	—	$—	$—	$—	$—
Q2 2008	278,819	9,014,157	32.33	9,069,695	32.53	—	—	—	—	—
Q3 2008	123,998	3,421,162	27.59	3,472,172	28.00	—	—	—	—	—
Q4 2008	114,330	4,066,227	35.57	4,091,139	35.78	—	—	—	—	—

Total 2008	751,202	$23,209,516	$30.90	$23,323,618	$31.05	—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—		—	—	—	—	—
Q3 2007	10	560,685	56,068.50	560,685	56,068.50		182,978	3,812,058	20.83	3,812,058	20.83
Q4 2007	233	441,127	1,893.25	557,587	2,393.08		59,734	2,403,738	40.24	2,520,198	42.19

Total 2007	243	1,001,812	$4,122.68	$1,118,272	$4,601.94	(1)	242,712	$6,215,795	$25.61	$6,332,255	$26.09

Q1 2008	2,692	$570,146.76	$211.79	492,387	$182.91		236,747	$7,278,117	$30.74	$7,182,999	$30.34
Q2 2008	1,695	367,067	216.56	350,267	206.65		280,514	9,381,224	33.44	9,419,962	33.58
Q3 2008	—	—	—	—	—		123,998	3,421,162	27.59	3,472,172	28.00
Q4 2008	5,470	820,701	150.04	866,037	158.32		119,800	4,886,928	40.79	4,957,176	41.38

Total 2008	9,857	$1,757,915	$178.34	$1,708,691	$173.35	(2)	761,059	$24,967,431	$32.81	$25,032,309	$32.89

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $51.44 and $51.44 in 2007.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $117.52 and $117.52 in 2008.

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	55,810	$1,878,686	$33.66	$1,878,686	$33.66	31,808	$705,496	$22.18	$705,496	$22.18
2008	150,116	5,090,696	33.91	5,158,269	34.36	70,440	1,433,204	20.35	1,447,600	20.55
2009	768,034	27,888,859	36.31	28,403,522	36.98	78,908	1,614,132	20.46	1,672,657	21.20
2010	871,728	36,074,621	41.38	37,813,714	43.38	146,848	2,298,316	15.65	2,376,527	16.18
2011	861,914	31,157,883	36.15	34,132,579	39.60	57,321	926,736	16.17	926,736	16.17
2012	1,015,199	38,942,000	38.36	42,851,915	42.21	52,050	989,990	19.02	989,990	19.02
2013	90,526	2,866,428	31.66	3,158,864	34.89	—	—	—	—	—
2014	459,116	19,434,746	42.33	22,593,493	49.21	292,037	5,412,431	18.53	5,989,011	20.51
2015	784,442	30,564,296	38.96	35,798,274	45.64	—	—	—	—	—
2016	418,624	12,807,562	30.59	15,905,253	37.99	32,223	511,165	15.86	644,149	19.99
Thereafter	2,229,682	98,335,584	44.10	122,266,530	54.84	75,756	1,812,876	23.93	2,175,357	28.72

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	4,664	6,704	1.44	6,704	1.44	92,282	$2,590,887	$28.08	$2,590,887	$28.08
2008	18,152	809,070	44.57	819,587	45.15	238,708	7,332,969	30.72	7,425,456	31.11
2009	22,687	799,320	35.23	813,595	35.86	869,629	30,302,311	34.85	30,889,774	35.52
2010	13,587	602,558	44.35	638,822	47.02	1,032,163	38,975,495	37.76	40,829,062	39.56
2011	18,533	853,344	46.04	872,954	47.10	937,768	32,937,963	35.12	35,932,269	38.32
2012	12,736	463,678	36.41	544,463	42.75	1,079,985	40,395,668	37.40	44,386,368	41.10
2013	13,377	661,157	49.42	750,243	56.08	103,903	3,527,585	33.95	3,909,107	37.62
2014	20,753	613,406	29.56	701,030	33.78	771,906	25,460,583	32.98	29,283,535	37.94
2015	24,704	1,065,216	43.12	994,090	40.24	809,146	31,629,512	39.09	36,792,364	45.47
2016	25,576	1,179,897	46.13	1,335,627	52.22	476,423	14,498,623	30.43	17,885,029	37.54
Thereafter	97,527	2,901,157	29.75	3,894,056	39.93	2,402,965	103,049,617	42.88	128,335,943	53.41

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	31,685	951,853	30.04	951,853	30.04	13,408	266,032	19.84	266,032	19.84
Q4 2007	24,125	926,833	38.42	926,833	38.42	18,400	439,464	23.88	439,464	23.88

Total 2007	55,810	$1,878,686	$33.66	$1,878,686	$33.66	31,808	$705,496	$22.18	$705,496	$22.18

Q1 2008	11,082	$381,240	$34.40	$381,240	$34.40	—	$—	$—	$—	$—
Q2 2008	58,532	2,280,007	38.95	2,283,712	39.02	23,439	407,287	17.38	407,287	17.38
Q3 2008	54,330	1,535,693	28.27	1,578,783	29.06	—	—	—	—	—
Q4 2008	26,172	893,755	34.15	914,534	34.94	47,001	1,025,917	21.83	1,040,313	22.13

Total 2008	150,116	$5,090,696	$33.91	$5,158,269	$34.36	70,440	$1,433,204	$20.35	$1,447,600	$20.55

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	4,664	6,704	1.44	6,704	1.44	49,757	1,224,589	24.61	1,224,589	24.61
Q4 2007	—	—	—	—	—	42,525	1,366,298	32.13	1,366,298	32.13

Total 2007	4,664	$6,704	$1.44	6,704	$1.44	92,282	$2,590,887	$28.08	2,590,887	$28.08

Q1 2008	—	$—	$—	$—	$—	11,082	$381,240	$34.40	$381,240	$34.40
Q2 2008	—	—	—	—	—	81,971	2,687,294	32.78	2,690,999	32.83
Q3 2008	18,152	809,070	44.57	819,587	45.15	72,482	2,344,763	32.35	2,398,370	33.09
Q4 2008	—	—	—	—	—	73,173	1,919,672	26.23	1,954,847	26.72

Total 2008	18,152	$809,070	$44.57	$819,587	$45.15	238,708	$7,332,969	$30.72	$7,425,456	$31.11

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	103,295	$4,216,912	$40.82	$4,236,687	$41.02	—	$—	$—	$—	$—
2008	269,193	10,458,852	38.85	10,496,209	38.99	—	—	—	—	—
2009	162,927	7,560,385	46.40	7,629,115	46.83	—	—	—	—	—
2010	775,342	20,635,326	26.61	21,731,092	28.03	—	—	—	—	—
2011	283,292	21,980,590	77.59	22,433,035	79.19	—	—	—	—	—
2012	190,398	9,083,479	47.71	9,849,510	51.73	—	—	—	—	—
2013	156,599	6,380,331	40.74	7,342,160	46.89	—	—	—	—	—
2014	435,239	16,792,929	38.58	18,099,252	41.58	—	—	—	—	—
2015	335,528	11,422,650	34.04	13,234,220	39.44	—	—	—	—	—
2016	861,109	34,748,575	40.35	37,877,779	43.99	—	—	—	—	—
Thereafter	425,542	19,347,154	45.46	21,074,868	49.52	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	17,704	$953,005	$53.83	$953,005	$53.83	120,999	$5,169,917	$42.73	$5,189,692	$42.89
2008	35,796	1,876,925	52.43	1,881,821	52.57	304,989	12,335,777	40.45	12,378,030	40.59
2009	30,685	1,421,237	46.32	1,423,165	46.38	193,612	8,981,622	46.39	9,052,280	46.75
2010	37,667	1,941,003	51.53	1,976,527	52.47	813,009	22,576,328	27.77	23,707,619	29.16
2011	19,725	797,914	40.45	900,276	45.64	303,017	22,778,504	75.17	23,333,311	77.00
2012	30,430	2,181,194	71.68	2,312,388	75.99	220,828	11,264,672	51.01	12,161,898	55.07
2013	13,800	843,273	61.11	928,336	67.27	170,399	7,223,605	42.39	8,270,496	48.54
2014	8,365	546,986	65.39	603,099	72.10	443,604	17,339,916	39.09	18,702,351	42.16
2015	30,923	1,529,511	49.46	1,713,626	55.42	366,451	12,952,161	35.34	14,947,846	40.79
2016	7,887	449,718	57.02	498,072	63.15	868,996	35,198,294	40.50	38,375,852	44.16
Thereafter	2,528	228,619	90.43	189,315	74.89	428,070	19,575,773	45.73	21,264,183	49.67

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	57,383	2,461,576	42.90	2,481,351	43.24	—	—	—	—	—
Q4 2007	45,912	1,755,336	38.23	1,755,336	38.23	—	—	—	—	—

Total 2007	103,295	$4,216,912	$40.82	$4,236,687	$41.02	—	—	—	—	—

Q1 2008	156,470	$6,259,698	$40.01	$6,259,698	$40.01	—	$—	$—	$—	$—
Q2 2008	22,181	890,626	40.15	900,637	40.60	—	—	—	—	—
Q3 2008	53,462	1,986,002	37.15	2,003,254	37.47	—	—	—	—	—
Q4 2008	37,080	1,322,526	35.67	1,332,620	35.94	—	—	—	—	—

Total 2008	269,193	$10,458,852	$38.85	$10,496,209	$38.99	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	10,288	707,470	68.77	707,470	68.77	67,671	3,169,046	46.83	3,188,821	47.12
Q4 2007	7,416	245,535	33.11	245,535	33.11	53,328	2,000,871	37.52	2,000,871	37.52

Total 2007	17,704	$953,005	$53.83	$953,005	$53.83	120,999	$5,169,917	$42.73	$5,189,692	$42.89

Q1 2008	7,597	$323,690	$42.61	$323,690	$42.61	164,067	$6,583,388	$40.13	$6,583,388	40.13
Q2 2008	1,242	130,314	104.92	130,314	104.92	23,423	1,020,941	43.59	1,030,952	44.01
Q3 2008	13,152	752,464	57.21	752,464	57.21	66,614	2,738,465	41.11	2,755,718	41.37
Q4 2008	13,805	670,457	48.57	675,353	48.92	50,885	1,992,983	39.17	2,007,972	39.46

Total 2008	35,796	1,876,925	52.43	1,881,821	52.57	304,989	$12,335,777	$40.45	$12,378,030	$40.59

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2007	6,937	$425,412	$61.33	$425,412	$61.33	—	$—	$—	$—	$—
2008	314,279	21,916,907	69.74	22,046,946	70.15	—	—	—	—	—
2009	112,248	8,130,079	72.43	8,189,046	72.95	—	—	—	—	—
2010	258,452	18,264,046	70.67	18,565,269	71.83	—	—	—	—	—
2011	92,271	6,434,171	69.73	6,774,099	73.42	—	—	—	—	—
2012	169,943	14,371,340	84.57	15,841,683	93.22	—	—	—	—	—
2013	56,636	4,074,278	71.94	7,264,802	128.27	—	—	—	—	—
2014	4,172	242,810	58.20	287,451	68.90	—	—	—	—	—
2015	65,862	4,285,618	65.07	4,603,422	69.89	—	—	—	—	—
2016	1,045,753	85,787,920	82.03	92,831,606	88.77	—	—	—	—	—
Thereafter	3,188,786	209,088,726	65.57	246,528,621	77.31	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$16,800	$—	$16,800	$—	6,937	$442,212	$63.75	$442,212	$63.75
2008	10,108	722,571	71.49	726,348	71.86	324,387	22,639,479	69.79	22,773,294	70.20
2009	—	—	—	—	—	112,248	8,130,079	72.43	8,189,046	72.95
2010	—	—	—	—	—	258,452	18,264,046	70.67	18,565,269	71.83
2011	14,550	1,413,050	97.12	1,527,043	104.95	106,821	7,847,221	73.46	8,301,141	77.71
2012	6,050	727,693	120.28	863,065	142.66	175,993	15,099,033	85.79	16,704,748	94.92
2013	—	—	—	—	—	56,636	4,074,278	71.94	7,264,802	128.27
2014	11,368	1,188,831	104.58	1,444,167	127.04	15,540	1,431,642	92.13	1,731,618	111.43
2015	—	—	—	—	—	65,862	4,285,618	65.07	4,603,422	69.89
2016	51,371	3,391,466	66.02	3,796,787	73.91	1,097,124	89,179,386	81.28	96,628,393	88.07
Thereafter	76,292	9,945,096	130.36	13,366,964	175.21	3,265,078	219,033,822	67.08	259,895,585	79.60

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
Quarterly Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	6,937	425,412	61.33	425,412	61.33	—	—	—	—	—
Q4 2007	—	—	—	—	—	—	—	—	—	—

Total 2007	6,937	$425,412	$61.33	$425,412	$61.33	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	64,310	4,455,054	69.27	4,455,054	69.27	—	—	—	—	—
Q4 2008	249,969	17,461,853	69.86	17,591,892	70.38	—	—	—	—	—

Total 2008	314,279	$21,916,907	$69.74	$22,046,946	$70.15	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	6,937	425,412	61.33	425,412	61.33
Q4 2007	—	16,800	—	16,800	—	—	16,800	—	16,800	—

Total 2007	—	$16,800	$—	$16,800	$—	6,937	$442,212	$63.75	$442,212	$63.75

Q1 2008	7,768	$600,000	$77.24	600,000	$77.24	7,768	$600,000	$77.24	600,000	$77.24
Q2 2008	350	25,978	74.22	25,978	74.22	350	25,978	74.22	25,978	74.22
Q3 2008	—	—	—	—	—	64,310	4,455,054	69.27	4,455,054	69.27
Q4 2008	1,990	96,593	48.54	100,370	50.44	251,959	17,558,446	69.69	17,692,262	70.22

Total 2008	10,108	$722,571	$71.49	$726,348	$71.86	324,387	$22,639,479	$69.79	$22,773,294	$70.20

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2007	279,724	$9,454,600	$33.80	$9,454,600	$33.80	—	$—	$—	$—	$—
2008	13,831	459,672	33.23	459,672	33.23	—	—	—	—	—
2009	220,558	7,883,312	35.74	7,963,230	36.10	—	—	—	—	—
2010	122,012	4,414,696	36.18	4,451,906	36.49	—	—	—	—	—
2011	352,267	11,806,452	33.52	12,279,753	34.86	—	—	—	—	—
2012	55,185	1,395,476	25.29	1,844,079	33.42	—	—	—	—	—
2013	144,108	4,500,305	31.23	4,940,325	34.28	—	—	—	—	—
2014	597,042	17,798,043	29.81	19,436,766	32.56	—	—	—	—	—
2015	154,152	4,356,388	28.26	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,297,293	33.13	2,620,535	37.79	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2007	—	$—	$—	$—	$—	279,724	$9,454,600	$33.80	$9,454,600	$33.80
2008	—	—	—	—	—	13,831	459,672	33.23	459,672	33.23
2009	—	—	—	—	—	220,558	7,883,312	35.74	7,963,230	36.10
2010	—	—	—	—	—	122,012	4,414,696	36.18	4,451,906	36.49
2011	—	—	—	—	—	352,267	11,806,452	33.52	12,279,753	34.86
2012	—	—	—	—	—	55,185	1,395,476	25.29	1,844,079	33.42
2013	—	—	—	—	—	144,108	4,500,305	31.23	4,940,325	34.28
2014	—	—	—	—	—	597,042	17,798,043	29.81	19,436,766	32.56
2015	—	—	—	—	—	154,152	4,356,388	28.26	4,960,256	32.18
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	69,351	2,297,293	33.13	2,620,535	37.79

Boston Properties, Inc.

Second Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	170,715	5,469,218	32.04	5,469,218	32.04	—	—	—	—	—
Q4 2007	109,009	3,985,381	36.56	3,985,381	36.56	—	—	—	—	—

Total 2007	279,724	$9,454,600	$33.80	$9,454,600	$33.80	—	$—	$—	$—	$—

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	13,831	459,672	33.23	459,672	33.23	—	—	—	—	—

Total 2008	13,831	$459,672	$33.23	$459,672	$33.23	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2007	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2007	—	—	—	—	—	—	—	—	—	—
Q3 2007	—	—	—	—	—	170,715	5,469,218	32.04	5,469,218	32.04
Q4 2007	—	—	—	—	—	109,009	3,985,381	36.56	3,985,381	36.56

Total 2007	—	$—	$—	$—	$—	279,724	$9,454,600	$33.80	$9,454,600	$33.80

Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	—	—	—	—	—	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	13,831	459,672	33.23	459,672	33.23

Total 2008	—	$—	$—	$—	$—	13,831	$459,672	$33.23	$459,672	$33.23

Boston Properties, Inc.

Second Quarter 2007

CBD PROPERTIES

Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	4,163	$1,140,156	(1)	$273.88	$1,256,616	(1)	$301.85	17,322	$781,972	$45.14	$781,972	$45.14
2008	193,065	$8,437,792		43.70	$8,400,776		43.51	37,650	$1,700,612	$45.17	$1,729,540	45.94
2009	933,972	$35,602,356		38.12	$38,113,080		40.81	398,428	$15,397,264	$38.65	$15,748,576	39.53
2010	181,441	$6,514,081		35.90	$6,639,455		36.59	409,261	$19,851,830	$48.51	$20,812,068	50.85
2011	786,979	$40,900,627		51.97	$43,146,487		54.83	210,800	$9,946,190	$47.18	$10,731,860	50.91
2012	437,832	$20,287,655		46.34	$21,135,688		48.27	155,964	$6,240,205	$40.01	$6,886,316	44.15
2013	223,023	$12,267,437		55.01	$13,452,519		60.32	7,265	$326,318	$44.92	$379,763	52.27
2014	504,130	$22,125,946		43.89	$23,331,116		46.28	63,796	$5,567,080	$87.26	$6,528,214	102.33
2015	275,473	$14,943,216		54.25	$16,133,266		58.57	363,842	$18,778,301	$51.61	$21,472,901	59.02
2016	296,421	$24,253,264		81.82	$24,942,487		84.15	57,782	$2,548,506	$44.11	$3,077,449	53.26
Thereafter	636,501	$24,221,973		38.05	$29,709,573		46.68	1,547,661	$73,690,081	$47.61	$96,688,095	62.47

	New York							San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	6,937	$442,212		$63.75	$442,212		$63.75	96,338	$4,042,900	$41.97	$4,042,900	$41.97
2008	324,387	$22,639,479		69.79	$22,773,294		70.20	249,254	$10,906,468	$43.76	$10,914,105	$43.79
2009	112,248	$8,130,079		72.43	$8,189,046		72.95	165,364	$8,269,655	$50.01	$8,318,116	$50.30
2010	258,452	$18,264,046		70.67	$18,565,269		71.83	252,301	$14,454,643	$57.29	$14,960,197	$59.30
2011	106,821	$7,847,221		73.46	$8,301,141		77.71	281,280	$22,231,104	$79.04	$22,726,709	$80.80
2012	175,993	$15,099,033		85.79	$16,704,748		94.92	211,036	$10,994,792	$52.10	$11,859,883	$56.20
2013	56,636	$4,074,278		71.94	$7,264,802		128.27	160,388	$6,929,281	$43.20	$7,923,721	$49.40
2014	15,540	$1,431,642		92.13	$1,731,618		111.43	187,302	$8,799,353	$46.98	$9,300,614	$49.66
2015	65,862	$4,285,618		65.07	$4,603,422		69.89	144,489	$6,284,418	$43.49	$6,798,781	$47.05
2016	1,097,124	$89,179,386		81.28	$96,628,393		88.07	794,868	$32,976,694	$41.49	$35,593,844	$44.78
Thereafter	3,265,078	$219,033,822		67.08	$259,895,585		79.60	428,070	$19,575,773	$45.73	$21,264,183	$49.67

	Princeton/East Brunswick							Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases		Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups		Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2006	—	$—		$—	$—		$—	—	$—	$—	$—	$—
2007	—	—		—	—		—	—	—	—	—	—
2008	—	—		—	—		—	—	—	—	—	—
2009	—	—		—	—		—	—	—	—	—	—
2010	—	—		—	—		—	—	—	—	—	—
2011	—	—		—	—		—	—	—	—	—	—
2012	—	—		—	—		—	—	—	—	—	—
2013	—	—		—	—		—	—	—	—	—	—
2014	—	—		—	—		—	—	—	—	—	—
2015	—	—		—	—		—	—	—	—	—	—
Thereafter	—	—		—	—		—	—	—	—	—	—

(1)	Includes 243 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $35.29 and rent on expiring leases with future step-up is $35.29 per square foot in 2007.

Boston Properties, Inc.

Second Quarter 2007

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	238,549	$5,075,639	$21.28	$5,075,639	$21.28	74,960	$1,808,915	$24.13	$1,808,915	$24.13
2008	567,994	16,529,639	29.10	16,631,532	29.28	201,058	5,632,358	28.01	5,695,916	28.33
2009	567,794	18,658,728	32.86	19,346,745	34.07	471,201	14,905,047	31.63	15,141,198	32.13
2010	378,821	10,266,787	27.10	10,889,904	28.75	622,902	19,123,666	30.70	20,016,995	32.14
2011	453,021	11,497,720	25.38	12,236,920	27.01	726,968	22,991,774	31.63	25,200,410	34.67
2012	649,747	19,394,800	29.85	20,523,006	31.59	924,021	34,155,464	36.96	37,500,052	40.58
2013	96,384	1,934,435	20.07	2,096,355	21.75	96,638	3,201,267	33.13	3,529,344	36.52
2014	87,354	2,445,870	28.00	2,697,611	30.88	708,110	19,893,503	28.09	22,755,321	32.14
2015	14,632	331,870	22.68	331,870	22.68	445,304	12,851,211	28.86	15,319,464	34.40
2016	158,900	4,909,042	30.89	5,204,042	32.75	418,641	11,950,117	28.55	14,807,580	35.37
Thereafter	133,600	5,375,508	40.24	6,038,788	45.20	855,304	29,359,536	34.33	31,647,847	37.00

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	—	$—	$—	$—	$—	24,661	$1,127,017	$45.70	$1,146,792	$46.50
2008	—	—	—	—	—	55,735	1,429,309	25.64	1,463,925	26.27
2009	—	—	—	—	—	28,248	711,967	25.20	734,164	25.99
2010	—	—	—	—	—	560,708	8,121,685	14.48	8,747,423	15.60
2011	—	—	—	—	—	21,737	547,400	25.18	606,602	27.91
2012	—	—	—	—	—	9,792	269,880	27.56	302,015	30.84
2013	—	—	—	—	—	10,011	294,323	29.40	346,775	34.64
2014	—	—	—	—	—	256,302	8,540,563	33.32	9,401,737	36.68
2015	—	—	—	—	—	221,962	6,667,744	30.04	8,149,065	36.71
2016	—	—	—	—	—	74,128	2,221,600	29.97	2,782,008	37.53
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2007	279,724	$9,454,600	$33.80	$9,454,600	$33.80	—	$—	$—	$—	$—
2008	13,831	459,672	33.23	459,672	33.23	—	—	—	—	—
2009	220,558	7,883,312	35.74	7,963,230	36.10	—	—	—	—	—
2010	122,012	4,414,696	36.18	4,451,906	36.49	—	—	—	—	—
2011	352,267	11,806,452	33.52	12,279,753	34.86	—	—	—	—	—
2012	55,185	1,395,476	25.29	1,844,079	33.42	—	—	—	—	—
2013	144,108	4,500,305	31.23	4,940,325	34.28	—	—	—	—	—
2014	597,042	17,798,043	29.81	19,436,766	32.56	—	—	—	—	—
2015	154,152	4,356,388	28.26	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
Thereafter	69,351	2,297,293	33.13	2,620,535	37.79	—	—	—	—	—

Boston Properties, Inc.

Second Quarter 2007

HOTEL PERFORMANCE

Cambridge Center Marriott

	Second Quarter 2007	Second Quarter 2006		Percent Change	Year to Date 2007	Year to Date 2006		Percent Change
Occupancy	82.9%	80.3	%(1)	3.2%	78.4%	68.6	%(1)	14.2%
Average Daily Rate	$229.81	$216.31		6.2%	$202.76	$187.35		8.2%
Revenue per available room	$190.52	$173.77		9.6%	$158.86	$132.19		20.2%

(1)	For the six months ended June 30, 2006, the Cambridge Center Marriott underwent a room renovation project which totaled approximately $5.6 million.

Boston Properties, Inc.

Second Quarter 2007

OCCUPANCY ANALYSIS

Same Property Occupancy(1)—By Location

	CBD		Suburban		Total
Location	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06
Greater Boston	98.4%	93.8%	84.9%	92.0%	91.9%	93.0%
Greater Washington	99.8%	98.6%	97.6%	95.9%	98.3%	96.8%
Midtown Manhattan	99.5%	99.7%	n/a	n/a	99.5%	99.7%
Princeton/East Brunswick, NJ	n/a	n/a	86.7%	86.5%	86.7%	86.5%
Greater San Francisco	86.7%	87.2%	94.8%	91.8%	88.2%	88.1%

Total Portfolio	96.6%	95.3%	91.3%	92.6%	94.3%	94.1%

Same Property Occupancy(1)—By Type of Property

	CBD		Suburban		Total
	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06	30-Jun-07	30-Jun-06
Total Office Portfolio	96.5%	95.2%	92.5%	92.0%	94.8%	93.9%
Total Office/Technical Portfolio	100.0%	100.0%	81.4%	97.5%	84.8%	97.9%

Total Portfolio	96.6%	95.3%	91.3%	92.6%	94.3%	94.1%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Second Quarter 2007

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)		Total
Number of Properties	95	18	1		114
Square feet	26,600,339	1,627,863	330,400		28,558,602
Percent of in-service properties	92.5%	91.1%	100.0%		92.5%
Occupancy @ 6/30/2006	93.9%	97.9%	—		94.1%
Occupancy @ 6/30/2007	94.8%	84.8%	—		94.3%
Percent change from 2nd quarter 2007 over 2nd quarter 2006 (2):
Rental revenue	6.7%	3.8%	11.7%		6.7%
Operating expenses and real estate taxes	9.3%	57.8%	16.3%		10.6%
Net Operating Income (3)	5.4%	-8.3%	2.9	%(2)	4.7%
Net Operating Income (3)—without hotels					4.8%
Rental revenue—cash basis	7.5%	2.7%	11.8%		7.4%
Net Operating Income (3)—cash basis (4)	6.5%	-9.6%	2.9	%(2)	5.7%
Net Operating Income (3)—cash basis(4)—without hotels					5.7%

Same Property Lease Analysis—quarter ended June 30, 2007
		Office	Office/Technical		Total
Vacant space available @ 4/1/2007 (sf)		1,389,393	248,326		1,637,719
Square footage of leases expiring or terminated 4/1/2007-6/30/2007		483,130	—		483,130

Total space for lease (sf)		1,872,523	248,326		2,120,849

New tenants (sf)		372,511	916		373,427
Renewals (sf)		127,088	—		127,088

Total space leased (sf)		499,599	916		500,515

Space available @ 6/30/2007 (sf)		1,372,924	247,410		1,620,334

Net (increase)/decrease in available space (sf)		16,469	916		17,385
2nd generation Average lease term (months)		81	12		81
2nd generation Average free rent (days)		10	—		10
2nd generation TI/Comm PSF		$34.05	$—		$33.98
Increase (decrease) in 2nd generation gross rents (4)		11.17%	0.00%		11.17%
Increase (decrease) in 2nd generation net rents (4)		16.51%	0.00%		16.51%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 344,981 square feet.

Boston Properties, Inc.

Second Quarter 2007

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	6/30/2007	6/30/2006
	(in thousands)
Net income available to common shareholders	$102,344	$625,731
Gains on sales of real estate from discontinued operations, net of minority interest	(11,716)	—
Income from discontinued operations, net of minority interest	—	(3,244)
Gains on sales of real estate, net of minority interest	—	(581,302)
Minority interest in Operating Partnership	17,072	11,155
Income from unconsolidated joint ventures	(17,268)	(1,677)
Minority interest in property partnership	—	(777)

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	90,432	49,886

Add:
Losses from early entinguishments of debt	—	31,457
Depreciation and amortization	74,621	67,077
Interest expense	73,743	78,449
General and administrative expense	16,291	15,796

Subtract:
Interest and other income	(26,205)	(8,554)
Development and management services income	(5,130)	(5,227)

Consolidated Net Operating Income	$223,752	$228,884

Same Property Net Operating Income	$209,350	$199,888

Net operating income from non Same Properties (1)	13,673	27,596
Termination income	729	1,400

Consolidated Net Operating Income	$223,752	$228,884

Same Property Net Operating Income	$209,350	$199,888
Less straight-line rent and fair value lease revenue	8,316	9,637

Same Property Net Operating Income— cash basis	$201,034	$190,251

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2007

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-07	30-Jun-06			30-Jun-07	30-Jun-06
Rental Revenue	$304,329	$285,918			$10,993	$10,587
Less Termination Income	729	1,400			—	—

Rental revenue—subtotal	303,600	284,518	19,082	6.7%	10,993	10,587	406	3.8%
Operating expenses and real estate taxes	105,110	96,125	8,985	9.3%	3,066	1,943	1,123	57.8%

Net Operating Income (1)	$198,490	$188,393	$10,097	5.4%	$7,927	$8,644	$(717)	-8.3%

Rental revenue—subtotal	$303,600	$284,518			$10,993	$10,587
Less straight line rent and fair value lease revenue	8,306	9,747	(1,441)	-14.8%	11	(111)	122	-109.9%

Rental revenue—cash basis	295,294	274,771	20,523	7.5%	10,982	10,698	284	2.7%
Less:
Operating expenses and real estate taxes	105,110	96,125	8,985	9.3%	3,066	1,943	1,123	57.8%

Net Operating Income (2)—cash basis	$190,184	$178,646	$11,538	6.5%	$7,916	$8,755	$(839)	-9.6%

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Jun-07	30-Jun-06			30-Jun-07	30-Jun-06
Rental Revenue	$9,345	$8,364			$324,667	$304,869
Less Termination Income	—	—			729	1,400

Rental revenue—subtotal	9,345	8,364	$981	11.7%	323,938	303,469	20,469	6.7%
Operating expenses and real estate taxes	6,412	5,513	899	16.3%	114,588	103,581	11,007	10.6%

Net Operating Income (1)	$2,933	$2,851	$82	2.9%	$209,350	$199,888	$9,462	4.7%

Rental revenue—subtotal	$9,345	$8,364			$323,938	$303,469
Less straight line rent and fair value lease revenue	(1)	1	(2)	-200.0%	8,316	9,637	(1,321)	-13.7%

Rental revenue—cash basis	9,346	8,363	983	11.8%	315,622	293,832	21,790	7.4%
Less:
Operating expenses and real estate taxes	6,412	5,513	899	16.3%	114,588	103,581	11,007	10.6%

Net Operating Income (2)—cash basis	$2,934	$2,850	$84	2.9%	$201,034	$190,251	$10,783	5.7%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Second Quarter 2007

LEASING ACTIVITY

All In-Service Properties—quarter ended June 30, 2007

	Office	Office/Technical	Total
Vacant space available @ 4/1/2007 (sf)	1,621,321	274,274	1,895,595
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 4/1/2007-6/30/2007 (sf)	557,586	—	557,586

Total space for lease (sf)	2,178,907	274,274	2,453,181

New tenants (sf)	459,264	916	460,180
Renewals (sf)	149,300	—	149,300

Total space leased (sf)	608,564	916	609,480 (1)

Space available @ 6/30/2007 (sf)	1,570,343	273,358	1,843,701

Net (increase)/decrease in available space (sf)	50,978	916	51,894
2nd generation Average lease term (months)	76	12	76
2nd generation Average free rent (days)	15	—	15
2nd generation TI/Comm PSF	$31.26	$—	$31.21
Increase (decrease) in 2nd generation gross rents (2)	11.60%	0.00%	11.60%
Increase (decrease) in 2nd generation net rents (3)	17.72%	0.00%	17.72%

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 409,773.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 409,773.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (2)	Incr (decr) in 2nd gen. net rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	331,764	-0.27%	-0.47%	331,764	243,465
Washington	—	34,830	-5.71%	-8.51%	34,830	299,099
New York	—	—	0.00%	0.00%	—	143,325
San Francisco	—	205,321	25.80%	44.25%	205,321	140,812
Princeton	—	37,565	-16.57%	-25.85%	37,565	222,298

	—	609,480	11.60%	17.72%	609,480	1,048,999

(4)	Represents leases for which rental revenues has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed for which the economic impact may be realized in the current or future quarters.

Boston Properties, Inc.

Second Quarter 2007

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2007	Q1 2007	2006		2005	2004
Recurring capital expenditures	$6,676	$3,208	$25,718		$22,369	$25,101
Planned non-recurring capital expenditures associated with acquisition properties	306	352	3,869		2,957	4,889
Hotel improvements, equipment upgrades and replacements	565	281	7,969	(1)	4,097	1,001

	$7,547	$3,841	$37,556		$29,423	$30,991

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2007	Q1 2007	2006		2005	2004
Office
Square feet	608,564	497,349	2,972,996		2,749,079	3,356,267

Tenant improvement and lease commissions PSF	$31.26	$25.60	$29.14		$28.75	$24.74

Office/Technical
Square feet	916	—	33,400		82,753	195,953

Tenant improvement and lease commissions PSF	$—	$—	$—		$2.89	$14.35

Average tenant improvement and lease commissions PSF	$31.21	$25.60	$28.82		$28.00	$24.17

(1)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Second Quarter 2007

ACQUISITIONS/DISPOSITIONS

as of June 30, 2007

ACQUISITIONS

For the period from January 1, 2007 through June 30, 2007

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
6601 & 6605 Springfield Center Drive	Jan-07	97,388	$16,500,000	$—	(1)	$16,500,000	100%
250 West 55th Street	Jan-07	N/A	228,750,000	—	(1)	228,750,000	N/A
103 Fourth Avenue	Jan-07	62,476	14,300,000	—	(1)	14,300,000	58%
Kingstowne Towne Center	Mar-07	395,377	133,960,000	500,000		134,460,000	95%
Russia Wharf	Mar-07	N/A	105,500,000	—	(1)	105,500,000	N/A
Springfield Metro Center	Apr-07	N/A	25,564,000	—	(1)	25,564,000	N/A

Total Acquisitions		555,241	$524,574,000	$500,000		$525,074,000	92%

DISPOSITIONS
For the period from January 1, 2007 through June 30, 2007

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
5 Times Square	Feb-07	1,101,779	$1,280,000,000	$713,603,000
Long Wharf Marriott (402 Rooms)	Mar-07	420,000	231,000,000	190,924,000
280 Park Avenue	Jun-06			18,037,000
Newport Office Park	Apr-07	171,957	37,000,000	13,643,000

Total Dispositions		1,693,736	$1,548,000,000	$936,207,000

(1)	Anticipated future investment on future development projects are not included.
(2)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the six months ended June 30, 2007, the Company signed an additional qualifying lease for 22,000 net rentable square feet resulting in the recognition of approximately $18.1 million of additional book gain. As of June 30, 2007, the master lease obligation totaled approximately $26.9 million.

Boston Properties, Inc.

Second Quarter 2007

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)

as of June 30, 2007

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 6/30/2007 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)
Wisconsin Place- Infrastructure (23.89% ownership)	N/A	N/A	Chevy Chase, MD	—	—	$26,981,488	$37,111,049	$28,742,679	$18,529,872	$—	N/A
505 9th Street (50% ownership)	Q4 2007	Q4 2008	Washington, D.C.	1	323,000	54,833,206	65,000,000	47,500,000	33,351,712	—	87%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	120,286,448	213,800,000	200,000,000	70,815,648	—	45%
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q4 2008	Waltham, MA	1	210,000	41,198,974	79,707,173	—	—	38,508,199	17%
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	16,389,935	60,536,931	—	—	44,146,996	0%

Total Properties under Construction				6	1,368,000	$259,690,051	$456,155,153	$276,242,679	$122,697,232	$82,655,195	45%

PROJECTS PLACED-IN-SERVICE DURING 2007

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at June 30, 2007	Estimated Future Equity Requirement	Percentage Leased
Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—	—

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed and physical improvements have commenced.
(2)	Represents the Company’s share.
(3)	Represents percentage leased as of July 24, 2007.

Boston Properties, Inc.

Second Quarter 2007

VALUE CREATION PIPELINE—OWNED LAND PARCELS

as of June 30, 2007

Location	Acreage	Developable Square Feet
Waltham, MA (1)	25.4	1,163,604
Reston, VA	34.8	1,130,000
Boston, MA	2.4	1,079,500
Dulles, VA	76.6	934,000
New York, NY	1.0	975,000
Gaithersburg, MD	27.0	850,000
San Jose, CA	3.7	841,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Chevy Chase, MD	1.0	300,000
Andover, MA	10.0	110,000

	381.8	9,692,104

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS as of June 30, 2007
Location	Acreage	Developable Square Feet
Princeton, NJ (2)	149.9	1,900,000
Framingham, MA (3)	21.5	300,000
Cambridge, MA (4)	—	200,000
New York, NY	1.0	840,000

	172.4	3,240,000

(1)	Properties on-site are positioned for future re-development. These properties are currently in-service and can be found on pages 21-23.
(2)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(3)	Subject to ground lease.
(4)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Second Quarter 2007

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service.” Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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